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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  -------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (date of earliest event reported):  September 30, 1998




                            WHITE PINE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)




         DELAWARE                     000-21415              04-3151064
(State or other jurisdiction        (Commission            (IRS employer
    of incoporation)                file number            identification no.)




542 AMHERST STREET, NASHUA, NEW HAMPSHIRE                           03063
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      Address of principal executive offices)          (Zip code)




Registrant's telephone number, including area code: (603) 886-9050




                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

     On September 30, 1998, White Pine Software, Inc. (the "Company") terminated the employment of Bruce W. Lichorowic, its Vice President of Sales for the Americas and Pacific Rim. Mr. Lichorowic had served in this position since April 1998.

     On October 15, 1998, the Company terminated the employment of Brian L. Lichorowic, its Vice President of Marketing. Mr. Lichorowic had served in this position since August 1996.

     The Company currently expects to combine the two sales and marketing positions into a single office, Vice President of Sales and Marketing. It has engaged an executive search firm to assist it in locating candidates for this position. In the interim, Killko A. Caballero, the President of the Company, will serve as the Company's principal sales and marketing executive. The Company believes that the temporary vacancy in its sales and marketing office will not have an adverse effect on its business, financial condition or results of operations.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WHITE PINE SOFTWARE, INC.


Date: November 3, 1998                     By: /s/ Christine J. Cox
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                                               Christine J. Cox
                                               Chief Financial Officer